UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2018 (May 20, 2018)

WESTINGHOUSE AIR BRAKE

TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other Jurisdiction

of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into Material Definitive Agreement.

On May 20, 2018, Westinghouse Air Brake Technologies Corporation (“Wabtec”) entered into definitive agreements with General Electric Company (“GE”), Transportation Systems Holdings Inc., a newly formed wholly owned subsidiary of GE (“SpinCo”), Wabtec US Rail Holdings, Inc., a newly formed wholly owned subsidiary of Wabtec (“Merger Sub”) and Wabtec US Rail, Inc., a wholly owned subsidiary of Wabtec (“Direct Sale Purchaser”) pursuant to which (and subject to the terms and conditions of) Wabtec and GE’s transportation business (“GE Transportation”) will be combined. The transaction will be effected through a modified Reverse Morris Trust transaction preceded by a direct sale of certain assets related to GE Transportation from GE to Direct Sale Purchaser and the assumption of certain liabilities by Direct Sale Purchaser. The transaction has been approved by the Boards of Directors of both Wabtec and GE.

The agreements provide that GE will (1) sell a portion of the assets of GE Transportation to Wabtec, (2) spin-off or spin-off/split-off a portion of SpinCo (which will hold the remainder of GE Transportation) to GE shareholders (the “Distribution”), and (3) immediately thereafter merge SpinCo and Merger Sub (the “Merger”), which will result in SpinCo becoming a wholly owned subsidiary of Wabtec. As part of the transaction, GE will be paid a $2.9 billion up-front cash payment, and GE and its shareholders will receive 50.1% of the fully diluted outstanding shares of Wabtec (with GE holding 9.9% of the fully diluted outstanding shares). Upon closing, Wabtec shareholders will own 49.9% of the fully diluted outstanding shares of Wabtec. GE has the right to increase the portion of the merged company owned by GE shareholders (subject to a corresponding reduction in GE’s ownership).

The transaction is expected to be tax-free to Wabtec’s and GE’s shareholders. The transaction is expected to close in early 2019, subject to customary closing conditions, including approval by Wabtec shareholders and regulatory approvals.

The definitive agreements entered into include: (1) an Agreement and Plan of Merger (the “Merger Agreement”) among Wabtec, GE, SpinCo and Merger Sub; (2) a Separation, Distribution and Sale Agreement (the “Separation Agreement”) among Wabtec, GE, SpinCo and Direct Sale Purchaser; and (3) a Voting and Support Agreement (the “Voting Agreement”) among GE and certain stockholders of Wabtec and the directors and certain officers of Wabtec. In connection with the transaction, the companies will also enter into certain ancillary agreements, including a Shareholders Agreement between Wabtec and GE (the “Shareholders Agreement”); a Tax Matters Agreement among GE, SpinCo, Wabtec and Direct Sale Purchaser (the “Tax Matters Agreement”); and an Employee Matters Agreement among GE, SpinCo, Wabtec and Direct Sale Purchaser (the “Employee Matters Agreement”).

The Separation Agreement. The Separation Agreement governs the separation of GE Transportation from GE, the sale of a portion of the assets of GE Transportation to Wabtec and the Distribution. The Separation Agreement permits GE to select the form of the Distribution. GE has informed Wabtec that as of the date of this report GE has not made a determination as to whether the Distribution will be a spin-off or a combination spin-off and split-off. Assuming GE effects the separation through a spin-off transaction, GE shareholders would receive approximately 80% of the outstanding SpinCo shares (assuming GE does not exercise its right to increase the portion of the company owned by GE shareholders), without consideration, by way of a pro rata dividend. Alternatively, if GE effects the separation through a spin off/split-off transaction, GE shareholders could elect to participate in an exchange offer to exchange GE shares for shares of SpinCo. Such a split-off would be followed by a clean-up spin-off whereby GE shareholders would receive additional shares of SpinCo such that the total amount of shares of SpinCo exchanged and distributed to GE shareholders would equal approximately 80% of the outstanding SpinCo shares (assuming GE does not exercise its right to increase the portion of the company owned by GE shareholders), without consideration, by way of a pro rata dividend.

The Merger Agreement. Under the terms of the Merger Agreement, immediately after the completion of this spin-off or spin-off/split-off, Merger Sub will merge with and into SpinCo, and each share of SpinCo common stock will be converted into the right to receive a number of fully paid and non-assessable shares of Wabtec common stock equal to the exchange ratio set forth in the Merger Agreement. The share issuance is structured to result in GE and its shareholders receiving 50.1% of all outstanding shares in the combined company on a fully diluted basis, with GE itself holding 9.9% as a result of its retention of a certain percentage of the SpinCo shares. After the Merger, SpinCo will be a wholly owned subsidiary of Wabtec.

GE and Wabtec have agreed to certain customary representations, warranties and covenants in the Merger Agreement, including certain representations as to the financial statements, contracts, liabilities and other attributes of their respective businesses, certain business conduct restrictions and covenants requiring efforts to complete the transaction.

The Merger Agreement contains various closing conditions, including, among other things (1) the completion of the internal reorganization, direct sale and Distribution in accordance with the Separation Agreement, (2) the effectiveness of registration statements to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Merger Agreement, (3) approval of the issuance of Wabtec common stock, and a related amendment to Wabtec’s charter, by Wabtec’s shareholders, (4) approval for listing on the New York Stock Exchange of the shares of Wabtec common stock to be issued in the Merger and (5) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

The Merger Agreement contains specified termination rights for Wabtec and GE, including in the event that the Merger has not been consummated on or before the one-year anniversary of the date of the Merger Agreement subject to extension to the fifteen-month anniversary of the date of the Merger Agreement, upon either Wabtec’s or GE’s written request, if the only reason the transactions have not closed is because certain conditions relating to regulatory approvals have not yet been satisfied. Additionally, the Merger Agreement requires Wabtec to pay GE a termination fee under certain circumstances.

The Voting Agreement. Certain stockholders, directors and officers of Wabtec beneficially owning approximately 11% of the outstanding shares of Wabtec entered into the Voting Agreement with GE under which these persons agreed to vote in favor of the transaction and will be subject to certain other agreements, including transfer restrictions on their shares, prior to the earlier of the meeting of Wabtec shareholders to approve the transaction and the termination of the Voting Agreement.

The Shareholders Agreement. Upon closing, Wabtec and GE will enter into a Shareholders Agreement governing the rights and obligations of Wabtec, GE and certain of GE’s affiliates with respect to the shares of Wabtec common stock to be retained by GE following the completion of the Merger. The Shareholders Agreement sets out, among other things, standstill restrictions, a voting agreement, transfer restrictions and registration rights and procedures. Subject to certain exceptions, GE may not transfer shares of Wabtec common stock governed by the Shareholders Agreement for a period of 90 days following the closing of the Merger. Furthermore, GE (and any affiliate to which it transfers shares) must sell all beneficially owned shares of Wabtec common stock acquired in the Merger no later than the third anniversary of the closing of the Merger.

The Tax Matters Agreement. Upon closing, GE, Wabtec, and certain of their affiliates will enter into a Tax Matters Agreement that will govern their respective rights, responsibilities, and obligations with respect to tax liabilities and benefits, tax attributes, tax returns, tax contests and other tax matters. In general, GE will be responsible for all taxes of SpinCo for periods before the Distribution, and Wabtec will be responsible for all taxes of SpinCo for periods after the Distribution. The Tax Matters Agreement generally will allocate taxes arising with respect to the Distribution and the separation of GE Transportation from GE. Wabtec will be required to pay certain amounts to GE as and when Wabtec realizes cash tax savings as a result of tax benefits produced in connection with the Distribution and certain related transactions. The Tax Matters Agreement will also impose certain restrictions on Wabtec, SpinCo and their subsidiaries (including certain restrictions on business combinations, sales of assets and share repurchases, among others). GE will also be obligated to sell a certain number of shares of Wabtec no later than the second anniversary of the Distribution.

The Employee Matters Agreement. Upon closing, the Employee Matters Agreement will govern the allocation of liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs and other related matters in connection with the separation of GE Transportation from GE. Pursuant to the Employee Matters Agreement, Wabtec generally will assume all liabilities relating to GE Transportation employees except that GE will generally retain all employee benefit plans covering the GE Transportation employees and the associated liabilities. In addition, Wabtec will assume certain cash-based incentive programs, defined benefit-type plans maintained outside of the United States (with reimbursement by GE for any underfunding), standard employment contracts for the GE Transportation employees, and post-closing payments under certain retention bonus agreements (with reimbursement by GE for any retention bonus payments that exceed $32,500,000 in the aggregate). GE will also retain the current collective bargaining agreements covering U.S.-based GE Transportation employees.

The foregoing description of the Merger Agreement, the Separation Agreement, the Voting Agreement, the Shareholders Agreement, the Tax Matters Agreement, the Employee Matters Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, the Separation Agreement, the Voting Agreement, the Shareholders Agreement, the Tax Matters Agreement and the Employee Matters Agreement, copies or forms of which, as applicable, are attached hereto as Exhibit 2.1, Exhibit 2.2, Exhibit 2.3, Exhibit 2.4, Exhibit 2.5 and Exhibit 2.6, respectively, and which are incorporated herein by reference. The Merger Agreement and the Separation Agreement have been included to provide investors with information regarding their terms and are not intended to provide any financial or other factual information about Wabtec, GE or Spinco. In particular, the representations, warranties and covenants contained in the Merger Agreement and the Separation Agreement (1) were made only for the purposes of those agreements and as of specific dates indicated therein, (2) were solely for the benefit of the parties to those agreements, (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing those matters as facts, and (4) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and Separation Agreement, which subsequent information may not be fully reflected in public disclosures by Wabtec, GE or Spinco. Accordingly, investors should read the Merger Agreement and the Separation Agreement not in isolation but only in conjunction with the other information about Wabtec, GE or Spinco and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Wabtec, SpinCo will file with the SEC a registration statement on Form S-4/S-1 containing a prospectus or a registration statement on Form 10 and Wabtec will file with the SEC a registration statement on Form S-4 that will include a combined proxy statement/prospectus. If the transaction is effected via an exchange offer, GE will also file with the SEC a Schedule TO with respect thereto. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. GE, Wabtec, SpinCo, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from shareholders of Wabtec in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the relevant materials when filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE’s proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on March 12, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 23, 2018, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 1, 2018 and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Wabtec is contained in Wabtec’s proxy statement for its 2018 annual meeting of stockholders, filed with the SEC on April 5, 2018, its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 which was filed with the SEC on May 4, 2018 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.

Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Wabtec may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE Transportation, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Wabtec’s respective reports filed with the SEC, including GE’s and Wabtec’s annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated May 20, 2018, among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc. and Wabtec US Rail Holdings, Inc.

2.2*	Separation, Distribution and Sale Agreement, dated May 20, 2018, among Westinghouse Air Brake Technologies Corporation, General Electric Company, Transportation Systems Holdings Inc., and Wabtec US Rail, Inc.

2.3	Voting and Support Agreement, dated May 20, 2018, among General Electric Company and each of the persons listed on Schedule 1 thereto.

2.4	Form of Shareholders Agreement between General Electric Company and Westinghouse Air Brake Technologies Corporation

2.5	Form of Tax Matters Agreement among General Electric Company, Transportation Systems Holdings Inc., Westinghouse Air Brake Technologies Corporation and Wabtec US Rail, Inc.

2.6	Form of Employee Matters Agreement among General Electric Company, Transportation Systems Holdings Inc., Westinghouse Air Brake Technologies Corporation and Wabtec US Rail, Inc.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Wabtec hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Wabtec has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and Chief Financial Officer

Date: May 24, 2018